UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2006

WEINGARTEN REALTY INVESTORS
(Exact name of Registrant as specified in its Charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (713) 866-6000

Not applicable
(Former name or former address, if changed since last report)

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

During the period from January 1, 2006 through October 24, 2006, we acquired 21 retail shopping centers and three industrial projects and, through a 25%-owned unconsolidated joint venture, five retail properties.

Material factors considered by us in evaluating acquisition opportunities include the prospective financial performance of the center, credit quality of the tenancy, local and regional demographics, location and competition, ad valorem tax rates, condition of the property and the related anticipated level of capital expenditures required. We are not aware of any other material factors other than those listed above that would cause the reported financial information not to be necessarily indicative of future operating results.

Our total investment in these acquisitions during 2006 was approximately $710 million. Audited financial statements for approximately $508 million of those purchases (the "Acquired Properties") are submitted in ITEM 9.01 below. Unaudited pro forma financial information on the Acquired Properties and other acquisitions are also included in ITEM 9.01 below.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following financial statements, pro forma financial statements and exhibits are filed as part of this report:

(a)	Financial statements of businesses acquired:

	1.	Woolbright Properties Portfolio

		(i)	Independent Auditors’ Report

		(ii)	Combined Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2006 (Unaudited) and for the Year Ended December 31, 2005

		(iii)	Notes to Combined Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2006 (Unaudited) and for the Year Ended December 31, 2005

	2.	North American Properties Portfolio

		(i)	Independent Auditors' Report

		(ii)	Combined Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2006 (Unaudited) and for the Year Ended December 31, 2005

		(iii)	Notes to Combined Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2006 (Unaudited) and for the Year Ended December 31, 2005

(b)	Pro Forma Condensed Financial Statement (Unaudited) of Weingarten Realty Investors, the North American Properties Portfolio and Woolbright Properties Portfolio, and Other Acquisitions

	1.	Pro Forma Condensed Statements of Consolidated Income from Continuing Operations for the Year Ended December 31, 2005 and the Six Months Ended June 30, 2006

	2.	Pro Forma Condensed Balance Sheet as of June 30, 2006

	3.	Notes and Significant Assumptions

	4.	Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the Year Ended December 31, 2005

(c)	Exhibits:

Included herewith is Exhibit No. 23.1, the Consent of Independent Auditors

INDEPENDENT AUDITORS’ REPORT

To the Board of Trust Managers and Shareholders of Weingarten Realty Investors:

We have audited the accompanying combined statements of revenues and certain expenses (the “Historical Summary”) of Woolbright Properties Portfolio (the “Portfolio”), for the year ended December 31, 2005. This Historical Summary is the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Weingarten Realty Investors) as described in Note 2 and is not intended to be a complete presentation of the Portfolio’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 to the Historical Summary, of the Woolbright Properties Portfolio for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Houston, Texas
October 31, 2006

WOOLBRIGHT PROPERTIES PORTFOLIO
COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND
FOR THE YEAR ENDED DECEMBER 31, 2005

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
REVENUES:
Rental	$9,174,586	$14,671,603
Tenant reimbursements	2,905,042	4,746,234
Total Revenues	12,079,628	19,417,837

CERTAIN EXPENSES:
Property operating and maintenance	1,776,242	3,326,294
Ad valorem taxes	1,524,941	2,789,276
	3,301,183	6,115,570

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$8,778,445	$13,302,267

See accompanying notes to combined statements of revenues and certain expenses.

WOOLBRIGHT PROPERTIES PORTFOLIO
NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND FOR THE YEAR ENDED DECEMBER 31, 2005

1. ORGANIZATION

The accompanying combined statements of revenues and certain expenses (the "Historical Summary") includes the operations of the Woolbright Properties Portfolio (the "Portfolio"). The Portfolio was purchased by Weingarten Realty Investors (the "Company") in two components; five of the properties were purchased on September 25, 2006 and the remaining two properties were purchased on October 4, 2006. The transaction was structured this way to accommodate the needs of the seller. The total purchase price was approximately $325 million.

The following properties were acquired (Unaudited):

Center Name	Total Square Feet	Location	Anchors	Occupancy at Acquisition Date
Alafaya Square	176,486	Ovieda (Orlando), FL	Publix, Planet Fitness	100%
Marketplace at Dr. Phillips	327,561	Orlando, FL	Albertson’s, Stein Mart, HomeGoods, Office Depot	99%
East Lake Woodlands	140,103	Palm Harbor (Tampa), FL	Publix, Walgreens	91%
International Drive	185,664	Orlando, FL	Bed Bath & Beyond, Ross, TJ Maxx	100%
Kendall Corners	96,515	Miami, FL	City Furniture	100%
Palm Lakes Plaza	113,752	Margate (Ft. Lauderdale), FL	Publix, CVS	99%
South Dade Shopping Center	219,473	Miami, FL	Publix, Bed Bath & Beyond, PETCO	100%

The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary for the year ended December 31, 2005 includes the historical revenues and certain operating expenses of the Portfolio, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the Portfolio.

Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease. The adjustment for straight line rent was $340 thousand for the year ended 2005 and $201 thousand for the six months ended June 30, 2006 (unaudited). Rental revenue includes revenue based on a percentage of tenants' sales, which is recognized only after the tenant exceeds their sales breakpoint. All leases have been accounted for as operating leases. Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which is recognized in the period the related expense is recorded.

Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates - The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Portfolio’s management to make estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

3. RENTALS UNDER OPERATING LEASES

Future minimum rental income from non-cancelable operating leases at December 31, 2005 is as follows:

2006	$16,240,114
2007	15,739,295
2008	14,942,873
2009	13,275,073
2010	10,959,995
Thereafter	33,664,694

The future minimum lease payments do not include estimates for tenant reimbursements nor amounts based on a percentage of the tenants' sales. Percentage rental income and tenant reimbursements totaled $.4 million and $4.7 million, respectively, for the year ended December 31, 2005. Percentage rental income and tenant reimbursements totaled $.4 million and $2.9 million, respectively, for the six months ended June 30, 2006 (unaudited).

4. TENANT CONCENTRATION

Each of the seven properties has at least one anchor tenant. The anchor tenants include Publix, Bed Bath and Beyond, Albertson’s, and City Furniture. The largest tenant represented approximately 6% of the total rental revenue recorded by the Portfolio in 2005.

INDEPENDENT AUDITORS’ REPORT

To the Board of Trust Managers and Shareholders of Weingarten Realty Investors:

We have audited the accompanying combined statements of revenues and certain expenses (the “Historical Summary”) of North American Properties Portfolio (the “Portfolio”), for the year ended December 31, 2005. This Historical Summary is the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Weingarten Realty Investors) as described in Note 2 and is not intended to be a complete presentation of the Portfolio’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 to the Historical Summary, of the North American Properties Portfolio for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Houston, Texas
October 31, 2006

NORTH AMERICAN PROPERTIES PORTFOLIO
COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND
FOR THE YEAR ENDED DECEMBER 31, 2005

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
REVENUES:
Rental	$3,606,499	$3,123,818
Tenant reimbursements	765,350	336,731
Total Revenues	4,371,849	3,460,549

CERTAIN EXPENSES:
Property operating and maintenance	501,680	362,397
Ad valorem taxes	632,272	118,533
Total Certain Expenses	1,133,952	480,930

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$3,237,897	$2,979,619

See accompanying notes to combined statements of revenues and certain expenses.

NORTH AMERICAN PROPERTIES PORTFOLIO
NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND FOR THE YEAR ENDED DECEMBER 31, 2005

1. ORGANIZATION

The accompanying combined statements of revenues and certain expenses (the "Historical Summary") includes the operations of the North American Properties Portfolio (the "Portfolio"). The Portfolio was purchased by Weingarten Realty Investors (the "Company") from North American Properties for approximately $183 million in August 2006.

The following properties were acquired (Unaudited):

Center Name	Total Square Feet	Location	Anchors	Occupancy at Acquisition Date	Property Development Completed
Brookwood Marketplace	375,000	Atlanta, GA	SuperTarget*, Home Depot, OfficeMax	96.4%	3rd Qtr 2006
Camp Creek Phase II	230,000	Atlanta, GA	SuperTarget*, Circuit City	99.2%	3rd Qtr 2006
Lakeside Marketplace	330,000	Acworth (Atlanta), GA	SuperTarget*, Circuit City, Ross Dress for Less, PETCO, OfficeMax	100.0%	3rd Qtr 2006
Publix at Princeton Lakes	70,000	Atlanta, GA	Publix	100.0%	3rd Qtr 2006
Marketplace at Seminole Towne Center	550,000	Sanford (Orlando), FL	SuperTarget*, Circuit City, Linens ‘n Things, Marshalls, PETCO	99.3%	3rd Qtr 2005
* Target owns its own property and is not part of the transaction.

The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary for the year ended December 31, 2005 includes the historical revenues and certain operating expenses of the Portfolio, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the Portfolio.

Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease. The adjustment for straight line rent was $106 thousand for the year ended 2005 and $198 thousand for the six months ended June 30, 2006 (unaudited). Rental revenue includes revenue based on a percentage of tenants' sales, which is recognized only after the tenant exceeds their sales breakpoint. All leases have been accounted for as operating leases. Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which is recognized in the period the related expense is recorded.

The Marketplace at Seminole Towne Center began renting to tenants in the second quarter of 2005 as construction was being completed and was substantially leased up by the end of 2005. The remaining four properties began renting to tenants in the first quarter of 2006 as different parts of the property were completed. As of June 30, 2006 the properties were not fully leased.

Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates - The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Portfolio’s management to make estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

3. RENTALS UNDER OPERATING LEASES

Future minimum rental income from non-cancelable operating leases at December 31, 2005 is as follows:

2006	$5,155,336
2007	5,157,995
2008	5,200,553
2009	5,205,767
2010	4,693,348
Thereafter	27,291,119

The future minimum lease payments do not include estimates for tenant reimbursements nor amounts based on a percentage of the tenants' sales. Tenant reimbursements totaled $337 thousand for the year ended December 31, 2005 and $765 thousand for the six months ended June 30, 2006 (unaudited). There was no percentage rent recorded in either period.

4. TENANT CONCENTRATION

Only one of the properties in the Portfolio was leased in 2005. The largest tenant in that property represented approximately 16% of the rental revenue for that property. One other tenant represented 11% of the rental revenue in that property. No other tenant represented more than 10% of the rental revenue in that property.

Weingarten Realty Investors
Pro Forma Condensed Statements of Consolidated Income From Continuing Operations
(in thousands, except per share amounts)

These unaudited Pro Forma Condensed Statements of Consolidated Income From Continuing Operations for the year ended December 31, 2005 and the six months ended June 30, 2006 are presented as if the acquisition of the Woolbright Properties Portfolio, the North American Properties Portfolio, and the other property acquisitions as set forth in the Notes and Significant Assumptions, had occurred as of the beginning of the periods presented. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. These unaudited Pro Forma Condensed Statements of Consolidated Income From Continuing Operations are not necessarily indicative of what actual results of operations would have been had these transactions occurred on January 1, 2005, nor do they purport to represent the results of operations for future periods.

Weingarten Realty Investors
Pro Forma Condensed Statements of Consolidated Income From Continuing Operations
Year Ended December 31, 2005
(Unaudited)

	Historical	Adjustment for Woolbright and North American Properties Portfolios	Adjustment for Other Acquisitions	Pro Forma
Revenues:
Rentals	$516,473	$33,754	$12,977	$563,204
Other	6,462			6,462
Total	522,935	33,754	12,977	569,666
Expenses:
Depreciation and amortization	120,836	12,666	4,109	137,611
Operating	79,052	5,763	2,032	86,847
Ad valorem taxes	59,977	4,607	1,070	65,654
General and administrative	17,379			17,379
Total	277,244	23,036	7,211	307,491
Operating Income	245,691	10,718	5,766	262,175
Interest Expense, net	(130,761)	(18,890)	(8,115)	(157,766)
Interest and Other Income	2,868			2,868
Equity in Earnings of Joint Ventures, net	6,610		(46)	6,564
Income Allocated to Minority Interests	(6,060)			(6,060)
Gain on Sale of Properties	22,306			22,306
Gain on Land and Merchant Development Sales	804			804
Income (Loss) From Continuing Operations	$141,458	$(8,172)	$(2,395)	$130,891

Income (Loss) From Continuing Operations Available to Common Shareholders:
Basic	$131,357	$(8,172)	$(2,395)	$120,790
Diluted	$136,575	$(8,172)	$(2,395)	$126,008

Income From Continuing Operations per Common Share - Basic	$1.47			$1.35
Income From Continuing Operations per Common Share - Diluted	$1.47			$1.35

Weighted Average Number of Shares Outstanding:
Basic	89,224			89,224
Diluted	93,166			93,166

See accompanying notes and significant assumptions to pro forma financial statements.

Weingarten Realty Investors
Pro Forma Condensed Statements of Consolidated Income From Continuing Operations
Six Months Ended June 30, 2006
(Unaudited)

	Historical	Adjustment for Woolbright and North American Properties Portfolios	Adjustment for Other Acquisitions	Pro Forma
Revenues:
Rentals	$273,204	$19,397	$4,758	$297,359
Other	3,545			3,545
Total	276,749	19,397	4,758	300,904
Expenses:
Depreciation and amortization	63,677	6,343	1,597	71,617
Operating	41,201	2,777	250	44,228
Ad valorem taxes	32,363	2,258	679	35,300
General and administrative	11,003			11,003
Total	148,244	11,378	2,526	162,148
Operating Income	128,505	8,019	2,232	138,756
Interest Expense, net	(69,178)	(10,402)	(3,508)	(83,088)
Interest and Other Income	2,046			2,046
Equity in Earnings of Joint Ventures, net	8,613		286	8,899
Income Allocated to Minority Interests	(3,301)			(3,301)
Gain on Sale of Properties	137			137
Gain on Land and Merchant Development Sales	1,676			1,676
Benefit (Provision) for Income Taxes	(148)			(148)
Income (Loss) From Continuing Operations	$68,350	$(2,383)	$(990)	$64,977

Income (Loss) From Continuing Operations Available to Common Shareholders:
Basic	$63,300	$(2,383)	$(990)	$59,927
Diluted	$66,068	$(2,383)	$(990)	$62,695

Income From Continuing Operations per Common Share - Basic	$.71			$.67
Income From Continuing Operations per Common Share - Diluted	$.71			$.67

Weighted Average Number of Shares Outstanding:
Basic	89,446			89,446
Diluted	93,502			93,502

See accompanying notes and significant assumptions to pro forma financial statements.

Weingarten Realty Investors
Pro Forma Condensed Balance Sheet
As of June 30, 2006
(Unaudited)
(in thousands)

This unaudited Pro Forma Condensed Balance Sheet is presented as if the acquisition of the Woolbright Properties Portfolio, the North American Properties Portfolio, and the other properties, as set forth in the Notes and Significant Assumptions, had occurred as of June 30, 2006. The allocations of the purchase price of certain acquired properties are based upon preliminary estimates and assumptions. Accordingly, these allocations are subject to revision when they have been completed. However, in management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

		Adjustment
		For
	Historical	Property Acquisitions	Pro Forma
ASSETS:

Property	$4,114,530	$559,178	$4,673,708
Accumulated Depreciation	(695,979)		(695,979)
Property - net	3,418,551	559,178	3,977,729
Investment in Real Estate Joint Ventures	94,900	6,382	101,282
Total	3,513,451	565,560	4,079,011

Notes Receivable from Real Estate Joint Ventures and Partnerships	20,467		20,467
Unamortized Debt and Lease Costs	96,791	18,809	115,600
Accrued Rent and Accounts Receivable, net	50,273		50,273
Restricted Deposits and Mortgage Escrows	13,550		13,550
Other	203,456	2,824	206,280

Total	$3,897,988	$587,193	$4,485,181

LIABILITIES AND SHAREHOLDERS' EQUITY:

Debt	$2,373,399	$575,539	$2,948,938
Accounts Payable and Accrued Expenses	100,059		100,059
Other	120,815	11,654	132,469

Total	2,594,273	587,193	3,181,466

Minority Interest	84,913		84,913

Shareholders' Equity	1,218,802		1,218,802

Total	$3,897,988	$587,193	$4,485,181

See accompanying notes and significant assumptions to pro forma financial statements.

Weingarten Realty Investors
Notes and Significant Assumptions to Pro Forma Financial Statements
(Unaudited)

Note 1. Woolbright and North American Properties Portfolios

The aggregate purchase price for the acquisitions described below was approximately $508 million and was allocated among land, buildings and other identifiable intangibles. Other identifiable intangibles include out-of market leases, out-of-market mortgages and lease origination costs. The buildings are being depreciated over a period of forty years. The intangibles are amortized over the identified life of the item to which it relates. At the date of purchase, these purchases were funded either using our revolving line of credit or an assumed mortgage. Pro forma revenues and expenses for the Woolbright Properties Portfolio, other than interest and depreciation, are based on the historical amounts of the Acquired Properties. The properties within the North American Properties Portfolio were in construction and development during 2005 and 2006. For pro forma comparison purposes revenues and expenses were adjusted as if the properties were operational and leased as of January 1, 2005.

The Woolbright Properties Portfolio consists of seven neighborhood/community anchored retail shopping centers totaling 1.3 million square feet for $325 million. All seven properties are located in highly desirable locations within Florida’s three largest metropolitan markets of South Florida, Orlando, and Tampa/St. Petersburg. The centers are leased to a diverse mix of strong national retailers as described in the table below:

Center Name	Total Square Feet	Location	Anchors	Occupancy at Acquisition Date
Alafaya Square	176,486	Ovieda (Orlando), FL	Publix, Planet Fitness	100%
Marketplace at Dr. Phillips	327,561	Orlando, FL	Albertson’s, Stein Mart, HomeGoods, Office Depot	99%
East Lake Woodlands	140,103	Palm Harbor (Tampa), FL	Publix, Walgreens	91%
International Drive	185,664	Orlando, FL	Bed Bath & Beyond, Ross, TJ Maxx	100%
Kendall Corners	96,515	Miami, FL	City Furniture	100%
Palm Lakes Plaza	113,752	Margate (Ft. Lauderdale), FL	Publix, CVS	99%
South Dade Shopping Center	219,473	Miami, FL	Publix, Bed Bath & Beyond, PETCO	100%

The North American Property Portfolio consists of five retail properties, including four properties in metropolitan Atlanta, Georgia and one in Sanford, Florida, a suburb north of Orlando. This acquisition adds more than 880,000 square feet to our portfolio and represents a total investment of $183 million. The properties are all new construction and are anchored by strong national tenants as described in the below table:

Center Name	Total Square Feet of Property*	Location	Anchors	Occupancy at Acquisition Date	Property Development Completed
Brookwood Marketplace	375,000	Atlanta, GA	SuperTarget*, Home Depot, OfficeMax	96.4%	3rd Qtr 2006
Camp Creek Phase II	230,000	Atlanta, GA	SuperTarget*, Circuit City	99.2%	3rd Qtr 2006
Lakeside Marketplace	330,000	Acworth (Atlanta), GA	SuperTarget*, Circuit City, Ross Dress for Less, PETCO, OfficeMax	100.0%	3rd Qtr 2006
Publix at Princeton Lakes	70,000	Atlanta, GA	Publix	100.0%	3rd Qtr 2006
Marketplace at Seminole Towne Center	550,000	Sanford (Orlando), FL	SuperTarget*, Circuit City, Linens ‘n Things, Marshalls, PETCO	99.3%	3rd Qtr 2005
* Target owns its own property and is not part of the transaction.

The purchase agreement allows for the subsequent development and leasing of an additional phase of Brookwood Marketplace by the property seller. If the terms of the purchase agreement are met by the seller, the purchase price would be increased by approximately $6.9 million. This agreement expires in August 2008.

Note 2. Other Acquisitions

The aggregate purchase price for the acquisitions described below (the "Other Acquisitions") was $202 million, of which $67 million was purchased after June 30, 2006. The purchase price was allocated among land, buildings and intangibles, with the buildings being depreciated over a period of forty years. The intangibles are amortized over the identified life of the item to which it relates. At the date of purchase, these purchases were funded either using our revolving line of credit or an assumed mortgage. Pro forma revenues and expenses, other than interest and depreciation, are based on the historical amounts of the other acquisitions.

In February 2006 we acquired the McGraw Hill Distribution Center, a single tenant warehouse located in DeSoto, Texas.

In March 2006 we acquired Fresh Market Shoppes Shopping Center, an 87,000 square foot shopping center, which is located in Hilton Head, South Carolina. Fresh Market and Bonefish Grill anchor this specialty retail center. We also acquired The Shoppes at Paradise Isle, a 172,000 shopping center located in Destin, Florida. Best Buy, Linens-N-Things, PetsMart and Office Depot anchor this property. Both of these shopping centers were acquired through a 25%-owned unconsolidated joint venture.

In April 2006 Valley Shopping Center, a 103,000 square foot shopping center in Sacramento, California anchored by Raley’s Supermarket was acquired.

In May 2006 Brownsville Commons, an 82,000 square foot shopping center including a 54,000 square foot (corporately owned) Kroger supermarket, was acquired in Powder Springs, Georgia, a suburb of Atlanta. Also, The Shoppes of Parkland, a 146,000 square foot shopping center located in Parkland, Florida and anchored by BJ’s Wholesale, was acquired.

In June 2006 we purchased three properties in California and acquired a shopping center in Florida through a 25%-owned unconsolidated joint venture. Freedom Centre, anchored by Ralph’s and Rite Aid, is a 151,000 square foot shopping center located in Freedom, California. In San Diego, California, two vacant industrial warehouse buildings, 1725 and 1855 Dornoch Court, were acquired. These state-of-the-art buildings, aggregating 317,000 square feet, are located within one and a half miles of our Siempre Viva Business Park, and based on the high demand for top quality space in this area, we anticipate leasing both newly acquired buildings within the next year. Indian Harbour Place was acquired through a 25%-owned unconsolidated joint venture. This 164,000 square foot shopping center is located in Melbourne, Florida and is anchored by Publix. This shopping center represents our third property in Melbourne, Florida.

In July 2006 we acquired Mendenhall Commons, an 80,000 square foot grocery-anchored neighborhood shopping center located in the affluent East Memphis submarket of Memphis, Tennessee. Kroger anchors the center. We also acquired the Regency Center, located in Lexington, Kentucky, and Little Brier Creek Lane in Raleigh, North Carolina. Regency Shopping Center is a 136,000 square foot shopping center, which is anchored by Kroger (corporately owned), Michael’s and TJ Maxx. Little Brier Creek Lane is a 63,000 square foot shopping center anchored by Pei Wei.

Quesada Commons, a 59,000 square foot shopping center, and Shoppes of Port Charlotte, a 41,000 square foot shopping center, were acquired through a 25%-owned unconsolidated joint venture in July 2006. Both centers are located in Port Charlotte, Florida and are recently constructed shopping centers. Publix, Florida’s dominant supermarket chain, anchors Quesada Commons, and Petco and Panera Bread anchor the Shoppes of Port Charlotte.

In September 2006 Dallas Commons and Reynolds Crossing were acquired in Atlanta, Georgia. Dallas Commons is a 95,000 square foot shopping center and Reynolds Crossing is an 116,000 square foot shopping center. Both centers are anchored by a 70,000 square foot (corporately owned) Kroger supermarket.

Note 3. Interest, Depreciation and Intangibles

The buildings are being depreciated over a period of forty years. Other identifiable intangibles include out-of market leases, out-of-market mortgages and lease origination costs. The out-of-market leases and lease origination costs are amortized over the lives of the related leases. The weighted average lease term by property ranges from 37 months to 184 months.

The properties within the North American Properties Portfolio were in construction and development during 2005 and 2006. For pro forma comparison purposes the revenues and expenses were adjusted to reflect that the properties were operational and leased as of January 1, 2005.

Debt has been assigned to each of the properties based on our overall balance sheet ratio of debt to property after considering any specific mortgage debt on the properties. Interest expense was calculated by first considering the interest rate on any mortgages secured by the properties. The remaining term of these mortgages ranged from 50 months to 127 months. The stated mortgage rates ranged from 5.9% to 8.6%. The weighted average number of months remaining was 98 and the weighted average stated rate was 6.3%. The remaining interest was calculated by using the average rates on our revolving line of credit in each of the periods presented. The average rate used for 2005 was 5.1% and the average rate used for the six months in 2006 was 5.7%.

Weingarten Realty Investors
Statement of Estimated Taxable Operating Results
and Cash to be Made Available By Operations
For the Year Ended December 31, 2005
(Unaudited)
(in thousands)

The following unaudited statement is a pro forma estimate of taxable operating results and cash to be made available by operations for the year ended December 31, 2005. The pro forma statement is based on our historical operating results for the year ended December 31, 2005 adjusted for the effect of the acquisition of the Woolbright Properties Portfolio, the North American Properties Portfolio, and other properties, as set forth in the notes and significant assumptions to the pro forma financial statements. This statement does not purport to forecast actual operating results for any future periods.

Revenue	$569,666

Expenses:

Depreciation and amortization	137,611
Operating	86,847
Ad valorem taxes	65,654
General and administrative	17,379
Total Expenses	307,491

Operating Income	262,175
Interest Expense, net	(157,766)
Interest and Other Income	2,868
Equity in Earnings of Joint Ventures	6,564
Income Allocated to Minority Interests	(6,060)
Gain on Sale of Properties	22,306
Gain on Land and Merchant Development Sales	804
Income from Discontinued Operations	78,195
Estimated Taxable Operating Income	209,086

Adjustments:
Depreciation and amortization	145,348
Equity in earnings of joint ventures, net	(6,635)
Income allocated to minority interests	6,060
Gain on sale of properties	(88,569)
Distributions of income from unconsolidated entities	2,603
Changes in accrued rent and accounts receivable	(3,281)
Changes in other assets	(30,769)
Changes in accounts payable and accrued expenses	(27,964)
Other, net	900

Estimated Cash to be Made Available from Operations	$206,779

(c)	Exhibits

	Exhibit Number	Description

	23.1	Consent of Deloitte & Touche LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2006

WEINGARTEN REALTY INVESTORS
(Registrant)

By:	/s/ Joe D. Shafer
Joe D. Shafer
Vice President/Chief Accounting Officer
(Principal Accounting Officer)